Exhibit 99.1

NKF Electronics

Special Purpose Carve-out Financial Statements

NKF Electronics

Special Purpose Carve-out Financial Statements

NKF ELECTRONICS

Special Purpose Carve-out Balance Sheet

31 December 2004 and 2003

	Notes		2004		2003
ASSETS (x € 1,000)

FIXED ASSETS
Intangible Fixed Assets	(1)	728		453
Tangible Fixed Assets	(2)	689		783
Deferred taxes	(3)	104		169
			1,521		1,405

CURRENT ASSETS
Stocks	(4)	2,047		1,968
Receivables	(5)	5,472		5,212
Cash at bank and in hand	(6)	3,582		2,427
			11,101		9,607

TOTAL			12,622		11,012

			2004		2003

LIABILITIES AND DIVISIONAL EQUITY (x € 1,000)

DIVISIONAL EQUITY	(7)		2,553		2,218

PROVISIONS
Other Provisions	(8)	825		422
			825		422

CURRENT LIABILITIES
Short term debt	(9)	6,403		5,460
Other current liablities	(10)	2,841		2,912
			9,244		8,372

TOTAL			12,622		11,012

See accompanying notes to the special purpose carve-out financial statements

NKF ELECTRONICS

Special Purpose Carve-out Statements of Income

Years ended 31 December 2004 and 2003

(x € 1,000)	Notes		2004		2003

NET TURNOVER	(12)		15,356		13,983
Cost of Sales			(6,040)		(5,675)

GROSS MARGIN			9,316		8,308
Selling and distribution expenses			(5,788)		(5,028)

OPERATING INCOME			3,528		3,280

Financial income		47		31
Financial expense		(169)		(106)
Exchange differences		(83)		(32)
Financial income and expense	(18)		(205)		(107)

INCOME BEFORE TAXATION			3,323		3,173

Taxation	(19)		(1,146)		(1,092)

NET INCOME			2,177		2,081

See accompanying notes to the special purpose carve-out financial statements

NKF ELECTRONICS

Special Purpose Carve-out Statements of Cash Flows

Years ended 31 December 2004 and 2003

(* € 1,000)			2004			2003

Net income		2,177			2,081

Adjustment for:
- Amortisation and depreciation		390			400
- Changes in working capital:
Movements in receivables	-260			-2,363
Movements in stocks	-79			-360
Movements in current liabilities	-71			-633
Movements in provisions	403			272
Movements in deferred tax asset	65			-109
		58			-3,193

OPERATING CASH FLOW			2,625			-712

Investments in intangible and tangible fixed assets		-571			-570
CASH FLOW FROM INVESTMENT ACTIVITIES			-571			-570

Net divisional equity transfers		-1,842			-1,487
Movements in short term debt		943			2,110
CASH FLOW FROM FINANCING ACTIVITIES			-899			623

NET CASH FLOW			1,155			-659

CASH AT BANK AND IN HAND AT THE BEGINNING OF THE YEAR			2,427			3,086

CASH AT BANK AND IN HAND AT THE END OF THE YEAR			3,582			2,427

See accompanying notes to the special purpose carve-out combined financial statements

NKF Electronics

Notes to the Special Purpose Carve-Out Financial Statements

Years Ended 31 December 2004 and 2003

(Euro in thousands)

DESCRIPTION OF BUSINESS

Started in 1981, NKF Electronics activities (“the Company”) produce and distribute a broad range of communication products, ranging from fiber optic video modems and multiplexers to complete Video-Over-IP (internet protocol) network solutions. All of its products are designed and tested for Local, Metropolitan and Wide Area Network (LAN, MAN and WAN) applications, especially those characterized by harsh environmental conditions and by large distances between the individual transmission locations.

PURPOSE OF THE FINANCIAL STATEMENTS

On 8 March 2005, Optelecom Inc. completed the acquisition of NKF Electronics. These special purpose carve-out financial statements reflect the NKF Electronics activities that have been acquired by Optelecom, as managed by Draka Holding N.V. The purpose of these special purpose carve-out financial statements is to provide information on the historical results and financial position of the NKF Electronics activities on a stand alone basis. Due to the special nature of these financial statements, no directors’ report has been included.

These special purpose carve-out financial statements included herein may not necessarily be indicative of the results of operations, financial position and cash flows of NKF Electronics in the future or had it operated as a separate, independent company during the periods presented. The special purpose carve-out financial statements included herein do not reflect any changes that may occur in the financing and operations of NKF Electronics as a result of the acquisition by Optelecom Inc.

BASIS OF PRESENTATION

The accompanying special purpose carve-out financial statements include the historical results of operations and assets and liabilities directly related to NKF Electronics as managed by Draka Holding N.V. NKF Electronics intercompany accounts and transactions have been eliminated.

These special purpose carve-out financial statements include the NKF Electronics operations in the Netherlands, in Spain and Singapore. NKF Electronics also manages sales offices in France and the USA. These sales offices are run through local Draka companies who employ the employees working for NKF Electronics. The costs of these operations are included in these special purpose carve-out financial statements.

The NKF Electronics Solar Inverter activities, which were terminated in 2003, have been included in these special purpose carve-out financial statements but will not be transferred to Optelecom. NKF Electronics has ceased accepting new business but has continuing contractual obligations related to these Solar Inverter activities.

NKF Electronics was allocated € 28 in 2004 and 2003 of overhead costs related to Draka Holding N.V. shared services such as the filing of the consolidated tax returns and company wide insurance policies. The allocation was based on NKF Electronics’ revenue as a percent of Draka Holding N.V.’s total revenue and the allocated costs are included in selling and distribution expenses in the statements of income. Management is of the opinion that such allocation method is reasonable. The expenses allocated to NKF Electronics are not necessarily indicative of the expenses that would have been incurred if NKF Electronics had been a separate, independent entity and had otherwise managed these functions. Subsequent to the acquisition by Optelecom, NKF Electronics will be required to manage these functions and will be responsible for the related expenses.

NKF Electronics operations have been financed through payables to Draka Holding N.V. group companies. NKF Electronics interest expense includes an allocation of Draka Holding N.V.’s interest expense. This allocation is based on the intercompany balances with Draka Holding N.V. group companies and interest charges of 3.5% for 2004 and 2003. After the acquisition by Optelecom, NKF Electronics is expected to have a capital structure different from the capital structure in these special purpose carve-out financial statements and accordingly, interest expense is not necessarily indicative of the interest expense that NKF Electronics would have incurred as a separate independent company.

Income tax was calculated as if NKF Electronics filed a separate income tax return. As Draka Holding N.V. manages its tax position on a consolidated basis, which takes into account the results of all of its businesses, NKF Electronics effective tax rate in the future could vary from its historical effective tax rates.

PRINCIPLES FOR THE PREPARATION OF THE FINANCIAL STATEMENTS

GENERAL

The special purpose carve-out financial statements are prepared on a consistent basis in accordance with generally accepted accounting principles in the Netherlands. Unless stated otherwise, assets and liabilities are shown at historical costs.

USE OF ESTIMATES

The preparation of the special purpose carve-out financial statements requires management of NKF Electronics to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities at the date of the special purpose carve-out financial statements and the reported amounts of revenues and expenses during the period. Significant items subject to such estimates and assumptions include the carrying amount of property, plant and equipment, intangibles and valuation allowances for stocks, receivables, deferred income tax assets; and assets and premium accruals related to employee benefits. Actual results could differ from those estimates.

FOREIGN CURRENCIES

The reporting currency of the Company is the euro. The financial position and results of operations of the Company’s foreign subsidiary and branch office are determined using the local currency as the functional currency. Assets and liabilities of these subsidiaries have been translated at the exchange rate on the balance sheet date. In the statements of income, net turnover and expenses are translated into euros at the weighted average of exchange in effect during the period. Gains and losses resulting from translation adjustments are included in translation differences in divisional equity. Gains and losses resulting from foreign currency transactions are recorded under financial income and expense.

FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

In 2004 and 2003 the company has not entered into any derivative instruments.

The company has procedures in place to limit the amount of credit exposure to any counter party or market. These procedures limit the company’s exposure to concentrations of credit or market risk.

PRINCIPLES FOR THE VALUATION ASSETS AND LIABILITIES

INTANGIBLE FIXED ASSETS

Development costs for new products are capitalized when all of the following conditions are met:

•                  The technical feasibility has been established;

•                  There is an intention to finalize and use the intangible asset;

•                  Future benefits have been determined;

•                  There are sufficient technical, financial and other funds to complete the project;

•                  Costs can be reliably measured.

Intangible fixed assets are stated at cost less straight-line amortization based on the estimated economic life. Amortization starts as soon as the products are ready to be marketed. The estimated life of development costs is 3 years.

Where necessary, write downs for impairment in value are made (we also refer to the paragraph IMPAIRMENT OF LONG LIVED ASSETS below).

TANGIBLE FIXED ASSETS

Tangible fixed assets are stated at cost less straight-line depreciation based on the estimated economic life. These estimated lives can be specified as follows:

Leasehold improvements:	10 years or equal to lease term
Other tangible fixed assets:
• Laboratory equipment	5 – 10 years
• Office equipment	3 – 10 years
• Furnitures & Fixtures	5 – 10 years
• Computer hardware and software	3 years

Where necessary, write downs for impairment in value are made. (we also refer to the paragraph IMPAIRMENT OF LONG LIVED ASSETS below).

STOCKS

Stocks are stated at the lower of cost or market value. The valuation of work in progress and finished products includes an allocation of indirect manufacturing expenses such as production management and accommodation costs that are directly attributable to the cost of producing products. The costs of stocks is determined using the actual purchase price based on the FIFO method. The allowance for the risk of obsolete stocks is deducted from stocks. This allowance includes price risks as well as risks resulting from slow moving stocks.

RECEIVABLES

Debtors are stated at nominal value less any allowances deemed necessary.

PROVISIONS

Provisions are stated at nominal value.

INCOME TAXES

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Draka Holding N.V. and its subsidiaries file a consolidated income tax return, which includes NKF Electronics, in each applicable jurisdiction. The income tax provision included in these financial statements was calculated using a method consistent with a separate return basis, as if NKF Electronics was a separate taxpayer, and the resulting current tax liability is settled with Draka Holding N.V. on a yearly basis.

IMPAIRMENT OF LONG LIVED ASSETS

The carrying amounts of long lived assets are reviewed at each balance sheet date to determine whether a triggering event that indicates an impairment exists. If any such indication exists, the asset’s recoverable amount is estimated. An impairment write down is recognized in the income statement whenever the carrying amount of an asset exceeds its fair value.

An impairment write down is reversed if there has been a change in the estimates used to determine the recoverable amount. An impairment write down is reversed only to the extent that the assets’ carrying amount does not exceed the carrying amount that would have been determined net of depreciation or amortization if no impairment loss had been recognized.

PRINCIPLES FOR THE DETERMINATION OF THE RESULT

TURNOVER

The company recognizes net turnover when products are shipped and the customer takes ownership and assumes risk of loss, collection of the relevant receivable is probable, persuasive evidence of an arrangement exists and the sales price is fixed or determinable.

Net turnover concerns the proceeds from the sale and delivery of goods and services after deducting discounts and taxes on sales.

STOCK BASED EMPLOYEE COMPENSATION

Compensation cost for the Draka Holding N.V. stock option grants to NKF Electronics employees is measured as the excess of the quoted market price of Draka Holding N.V. capital stock at the grant date over the amount the employee must pay for the stock. The quoted market price of the granted stock was determined to be less than the exercise price. No costs have been recognized in 2004 and 2003.

PRINCIPLES FOR THE PREPARATION OF STATEMENTS OF CASH FLOW

The statements of cash flow are prepared using the indirect method, in which the movement in cash at bank and in hand is based on the net income according to the statements of income.

As the activities did not constitute a separate legal entity, no dividends have been paid in this period. However, transfers of cash, from the business unit, to other business units have taken place. These transfers are presented as Divisional Equity Transfers.

EXCHANGE RATES

(per € 1)

The following exchange rates have been applied:

	Balance sheet 31-12-2004	Balance sheet 31-12-2003	Income Statement 2004	Income Statement 2003

Singapore dollar	2.47	2.14	2.26	1.97

1. INTANGIBLE FIXED ASSETS

(* € 1,000)

Development costs

Book value as at 31-12-2003	453
Investments	518
Amortization	-243
Book value as at 31-12-2004	728

Historical cost	1,051
Accumulated amortization	-323
Book value as at 31-12-2004	728

The development costs relate to research and development projects for IP Video products and consist of internal labour hours and directly attributable costs such as used raw materials.

Research costs that have been directly expensed amount to € 1,063 (2003: € 628).

2. TANGIBLE FIXED ASSETS

(* € 1,000)

	Total	Leasehold Improvements	Other Fixed Assets

Book value as at 31-12-2003	783	459	324
Investments	53	—	53
Disposals	—	—	—
Depreciation	-147	-66	-81
Book value as at 31-12-2004	689	393	296

Historical cost	1,912	656	1,256
Accumulated deprecation	-1,223	-263	-960
Book value as at 31-12-2004	689	393	296

Other fixed assets consist of:

	Net Book value	Historical cost	Accumulated Depreciation

Laboratory equipment	93	775	-682
Office equipment	18	64	-46
Furniture & Fixtures	134	183	-49
Computer hardware and software	51	234	-183
Book value as at 31-12-2004	296	1,256	-960

3. DEFERRED TAXES

(* € 1,000)

The movement in 2004 is as follows:

Deferred tax asset

Book value as at 31-12-2003	169
Realized	-65
Book value as at 31-12-2004	104

The deferred taxes relate to differences between the carrying value versus tax basis of the provision of doubtful accounts and the warranty provision. The deferred taxes have been calculated using a tax rate of 31.5%. The timing of the realization of the deferred tax assets is dependent on the result of the Draka Holding N.V. consolidated tax return.

4. STOCKS

(* € 1,000)

	31-12-2004	31-12-2003

Raw materials	1,035	1,204
Work-in-progress	624	360
Finished products	623	604
Allowance for obsolescence	-235	-200
	2,047	1,968

5. RECEIVABLES

(* € 1,000)

	31-12-2004	31-12-2003

Trade receivables	4,702	4,983
Receivables from Draka Holding N.V. group companies	978	519
Other taxes and social premiums receivable	81	—
Other receivables	139	61
Less: Allowance for doubtful accounts	-428	-351
	5,472	5,212

6. CASH AT BANK AND IN HAND

Bank accounts are part of a cash pool arrangement of Draka Holding N.V. No restrictions following from this cash pool arrangement exist.

7. DIVISIONAL EQUITY

(* € 1,000)

Total divisional equity of NKF Electronics represents Draka Holding N.V.’s historical equity (balance of assets and liabilities) in NKF Electronics’ business and includes NKF Electronics’ cumulative net results, accumulated translation differences on net assets in non-European locations, allocations from Draka Holding N.V. and settlement of intercompany transactions with Draka Holding N.V., as during the periods covered by these special purpose carve-out financial statements, Draka Holding N.V. managed substantially all of NKF Electronics’ treasury activities.

Activity in divisional equity for the years ended 31 December 2004 and 2003 is as follows:

Divisional Equity

Balance as at 01-01-2003	1,624

Net income	2,081
Translation differences	-14
Net transfers of divisional equity	-1,473
Balance as at 31-12-2003	2,218

Net income	2,177
Translation differences	-6
Net transfers of divisional equity	-1,836
Balance as at 31-12-2004	2,553

The divisional equity reflects the net profits realized by the NKF Electronics activities and the transfers of these profits to Draka Holding N.V. group companies.

As of 31 December 2004 and 2003, a legal reserve (restricted divisional equity) related to the capitalized development costs is required, amounting to € 728 and € 453 respectively.

As of 31 December 2004 and 2003, divisional equity includes € 366 (Dt) and € 725 (Dt) respectively related to the NKF Electronics Solar Inverter activities, which have not been transferred to Optelecom Inc.

8. PROVISIONS

(* € 1,000)

The movements in provisions were as follows:

Warranty

Balance as at 31-12-2003	422

Additions	441
Payments	-38
Balance as at 31-12-2004	825

The warranty provision consists of a general warranty provision, which has been included for future warranty claims.

Additions for the general warranty provision are based on 0.25% of net turnover. Payments include costs made regarding warranty claims, as well as allocated salary costs of the warranty service department.

Furthermore, the warranty provision also includes a specific provision related to problems with Solar products that have been sold in previous years.

As of 31 December 2004 and 2003, provisions include € 625 and € 225 respectively related to the NKF Electronics Solar Inverter activities, which have not been transferred to Optelecom Inc.

9. SHORT TERM DEBT

(* € 1,000)

	31-12-2004	31-12-2003

Payables to Draka Holding N.V. group companies	6,403	5,460
	6,403	5,460

As of 31 December 2004 and 2003, Payables to Draka Holding N.V. group companies include € 67 (Dt) and € 908 (Cr) respectively related to the NKF Electronics Solar Inverter activities, which have not been transferred to Optelecom Inc.

10. OTHER CURRENT LIABILITIES

(* € 1,000)

	31-12-2004	31-12-2003

Trade Creditors	1,099	1,168
Corporate income tax	1,086	1,092
Other liabilities, accruals	656	652
	2,841	2,912

As of 31 December 2004 and 2003, Trade creditors include € 12 (Cr) and € 0 respectively related to the NKF Electronics Solar Inverter activities, which have not been transferred to Optelecom Inc. Corporate income tax includes € 192 (Dt) and € 420 (Dt) respectively related to the NKF Electronics Solar Inverter activities.

11. COMMITMENTS AND CONTINGENT LIABILITIES

(* € 1,000)

These commitments are stated at their present value beyond 2005. The discount factor used to calculate the present value is 5% (2003: 6%). Obligations for 2005 (2004) are included at face value.

	31-12-2004	31-12-2003

Commitments under rental and operating lease agreements	2,109	2,396
License agreements obligations and other	137	65

The commitments under rental and lease agreements and other obligations will result in expenses in 2005 amounting to € 406 and € 69 respectively (2004: € 370 and € 65 respectively), longer than 5 years is an amount of € 324.

The company leases a building in Gouda, The Netherlands. In conformity with the lease contract of the building a bank guarantee for the amount of € 101 is outstanding.

As at 31 December 2004 NKF Electronics B.V. is part of the consolidated tax return of Draka Holding N.V. in the Netherlands. The standard conditions stipulate that each of the companies is liable for the income tax payable by all companies included in the consolidated tax return.

12. NET TURNOVER

Turnover per geographical area is as follows:

	2004	2003

The Netherlands	2,721	2,544
United Kingdom	2,003	2,264
Germany	1,189	1,495
France	1,976	1,065
Spain	1,248	2,142
Rest of Europe	4,115	3,121
North America	969	301
Asia	891	662
Rest of the world	244	389
	15,356	13,983

13. AMORTIZATION AND DEPRECIATION (as included in cost of sales)

(* € 1,000)

	2004	2003

Amortization of intangible fixed assets	243	80
Depreciation of tangible fixed assets	147	320
	390	400

14. WAGES, SALARIES AND SOCIAL SECURITY CHARGES
(as included in selling and distribution expenses)

(* € 1,000)

	2004	2003

Wages and salaries	3,217	2,969
Pension costs	274	238
Social security charges	412	357
	3,903	3,564

15. PENSIONS AND POSTRETIREMENT BENEFITS

Employees participate in state, multi-employer or multiple-employer defined benefit pension plans established in the various countries where either operational or sale offices are located. These plans are in accordance with legal requirements, customs and the local situations in their respective countries. Employees located in sales offices in the United States participate in a defined contribution pension plan.

For pension plans and post-retirement benefits that are insured with insurance companies or independent pension funds, premiums paid, which are based on actuarial calculations, are recognized as pension expense. The company may be entitled to part of the earnings in excess of the actuarial interest and/or actuarial gains relating to schemes insured via insurance companies. Such earnings and actuarial gains are recognized as a credit to pension expenses.

Depending on the terms of the pension schemes, pension funds may decide to reduce or refund pension premiums payable by the company and/or the employees when the market value of plan assets of a pension fund exceeds the present value of the accumulated benefit obligations, determined on an actuarial basis. Such reductions or refunds of pension premiums are recognized as a credit to pension expenses in the statements of income in the year this relates to. In the event that the present value of the accumulated benefit obligations exceeds the market value of the plan assets of a pension fund, such a deficit is charged to the statements of income as pension expenses immediately.

There are no pension plans, which are not insured with insurance companies or independent pension funds.

16. PERSONNEL

The average number of employees of the operations was 67 (2003: 62) of whom 10 (2003: 9) were employed abroad.

The categorization is as follows:

	2004	2003

Production	21	21
Sales	23	21
Research & Development	15	15
General & Administrative	8	8
Average during the year	67	65

At year-end	68	65

17. LONG-TERM INCENTIVE PLAN

In June 2002 Draka Holding N.V. introduced a long-term incentive plan. The plan is divided into an option plan and a share plan.

Under the option plan, Draka Holding N.V. has granted stock options on its ordinary shares to qualifying members of senior management. The options are granted for eight years, with an initial three-year restriction period during which they cannot be exercised. As at December 2004, the number of options issued to management of NKF Electronics was 1,873 (2003: 1,041). As the options have been granted at a price in excess of the stock-price at the date of grant, no expense has been recognized in the profit and loss account.

Under the share plan, Draka Holding N.V. has granted qualifying members of its senior management the right to use part of their regular bonus to acquire ordinary Draka Holding N.V. shares. The shares cannot be transferred for an initial period of three years. After three years the company will double the number of shares. At the end of 2004 and 2003 no shares were granted to management of NKF Electronics.

18. FINANCIAL INCOME AND EXPENSE

Financial income relates to interest received on cash at bank.

Financial expense relates to interest expenses that are allocated based on the intercompany account with Draka Holding N.V. Group Companies (2004: € 55, 2003: € 106), as well as interest paid on liabilities to credit institutions (2004: €114, 2003: € 0).

19. TAXATION

The operations of NKF Electronics have historically been a part of Draka Holding’s global tax reporting structures and have not filed separate income tax returns for NKF Electronics’ business.

Income tax is computed at the prevailing rates for 2004. The effective tax rate was 34.5% in 2004 (34.5% in 2003).

20. RELATED PARTIES

The company was charged with expenses by Draka Holding N.V. Group Companies for the amount of € 882 (2003: € 928). These charges included personnel expenses in the USA and France, use of office space in the USA, France and Singapore, administrative support in the USA and Singapore, as well as shared services (personnel department, canteen, reception) in Gouda, The Netherlands.

Draka Holding N.V. charges NKF Electronics € 28 per year for shared services such as the filing of tax returns and company wide insurance policies.

The financing of the NKF Electronics activities is done by Draka Holding N.V. group companies by means of intercompany balances of a long term nature.

21. SUBSEQUENT EVENTS

 On 8 March 2005, Optelecom Inc completed the acquisition of NKF Electronics, pursuant to the terms and conditions of the Share Purchase Agreement dated March 8, 2005 (the “Purchase Agreement”) by and among Optelecom Inc, NKF, Draka Holding, N.V, and NKF Vastgoed B.V.

The NKF Electronics Solar Inverter activities have not been transferred after the acquisition by Optelecom Inc. NKF Electronics has ceased accepting new business but has continuing contractual obligations related to these solar inverter activities. The following items included in the balance sheets as at 31 December 2004 and 31 December 2003 have not been transferred:

	2004		2003

Warranty provision	625	(Cr)	225	(Cr)
Payables to Draka Holding N.V. Group Companies	67	(Dt)	908	(Cr)
Trade creditors	—		12	(Cr)
Corporate income tax	192	(Dt)	420	(Dt)
Net Divisional equity	366	(Dt)	725	(Dt)

Furthermore, the following items have not been transferred to Optelecom Inc. when they acquired NKF Electronics.

	2004		2003

Cash at bank and in hand	3,582	(Dt)	2,427	(Dt)
Short term debt	6,403	(Cr)	5,460	(Cr)

22. DIFFERENCES BETWEEN NETHERLANDS AND U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

NKF Electronics’ special purpose carve-out combined financial statements have been prepared in accordance with generally accepted accounting principles in the Netherlands (“Dutch GAAP”), which vary in certain significant respects from accounting principles generally accepted in the United States of America (“US GAAP”). The differences between Dutch GAAP and US GAAP which affect net income and divisional equity are summarized below.

	Year Ended 31 December, 2004	Year Ended 31 December, 2003
Reconciliation of Net Income
Net income in accordance with Dutch GAAP	2,177	2,081
Adjustments to reconcile Dutch GAAP to U.S. GAAP
Pensions (a)	6	6
Capitalized development costs, net of amortization (b)	(275)	(453)
Internal use software, net of amortization (c)	109	55
Amortization of intangible asset (d)	(259)	(259)
Income tax effect of the above adjustments	144	225
Effect of change in tax rate	22	—

Net income in accordance with US GAAP	1,924	1,655

	31 December, 2004	31, December, 2003
Reconciliation of Divisional Equity
Divisional equity in accordance with Dutch GAAP	2,553	2,218
Adjustments to reconcile Dutch GAAP to U.S. GAAP
Pensions (a)	22	16
Capitalized development costs, net of amortization (b)	(728)	(453)
Internal use software, net of amortization (c)	164	55
Goodwill and intangible asset, net of amortization (d)	2,467	2,726
Income tax effect of the above adjustments	(216)	(382)

Divisional equity in accordance with US GAAP	4,262	4,180

The effect of the change in tax rate presented above in the reconciliation of Dutch GAAP net income to US GAAP net income results from a change in corporate income tax rates in the Netherlands from 34.5% in 2003 to 31.5% in 2004.

a.              Pension Costs

NKF Electronics participates in the Foundation Pension Fund NKF Kabel (Stichting Pensioenfonds NKF Kabel) a multiple-employer defined benefit pension plan for employees who earn more than the prescribed maximum wage with a related party. At 31 December 2004 and 2003, there were 7 and 6 participants in this plan, respectively.

Under Dutch GAAP, included in the special purpose carve-out combined statements of income are pension costs based on the premiums which NKF Electronics is required to pay the Foundation Pension Fund (the “Fund”).  These premiums are calculated using actuarial assumptions, which among others; do not take into account future salary increases or employee turnover due to resignations, dismissals or disability.

US GAAP is generally more prescriptive than Dutch GAAP, and service costs are based on calculations using actuarial assumptions which, among others, include estimated future salary increases and estimated employee turnover related to resignations, dismissals and disability, and the present value is calculated by applying a discount rate of 4.75% for 2004 and 2003.

Under US GAAP, this multiple-employer plan is accounted for under Statement of Financial Accounting Standard No. 87, Employers’ Accounting for Pensions (“SFAS 87”), as a defined benefit plan. Due to the overfunded status of this plan, there is no pension obligation recorded as of 31 December 2004 or 2003 in accordance with US GAAP. For 2004 and 2003, the contributions to the plan which are also recognized as the pension costs under Dutch GAAP exceeded the net periodic pension cost recognized under US GAAP. Accordingly, a prepaid pension cost asset was recognized as of 31 December 2004 and 2003 for US GAAP purposes.

b.              Capitalized Development Costs

Under Dutch GAAP, certain development costs are capitalized as an asset. Under US GAAP, research and development costs are recorded as an expense as incurred in accordance with Statement of Financial Accounting Standard No. 2, Accounting for Research and Development Costs.

	31 December 2004	31 December 2003
Intangible assets capitalized at the end of the year	728	453
Prior year amount capitalized	(453)	—
Amount capitalized under US GAAP	—	—

Dutch GAAP - U.S. GAAP adjustment	(275)	(453)

c.               Internal-Use Software Costs

Under Dutch GAAP, costs associated with purchased software and its implementation for internal use is expensed as incurred. Under US GAAP, software purchased and certain implementation costs are capitalized as an asset and amortized over the estimated useful life of the related asset in accordance with American Institute of Certified Public Accountants Statement of Position No. 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use.

	31 December 2004	31 December 2003
Amount capitalized under Dutch GAAP	—	—
Amount capitalized under US GAAP	164	55
Amortization of capitalized costs under US GAAP	(59)	—

Dutch GAAP - U.S. GAAP adjustment	105	55

d.              Goodwill and Intangible Asset

In 1999, Draka Holdings N.V. purchased for cash all the issued ordinary shares of NKF Holdings N.V. (“the 1999 Transaction”). NKF Electronics was a division of NKF Holdings N.V. at that time. Under US GAAP, the portion of goodwill associated with the purchase of NKF Electronics created as part of the 1999 Transaction was “pushed-down” to NKF Electronics. Under Dutch GAAP, this goodwill was charged directly against equity at the Draka Holdings N.V. level and was not pushed down to NKF Electronics.

Under US GAAP, the fair value associated with an acquired customer list was capitalized as an intangible asset and is being amortized over its useful life of 10 years. Under Dutch GAAP, certain intangible assets such as this customer list are not recorded apart from goodwill, and accordingly this intangible asset was not recorded by NKF Electronics for Dutch GAAP purposes.

Under US GAAP, NKF Electronics adopted Statement of Financial Accounting Standard No. 142, Goodwill and Other Intangible Assets (“SFAS 142”), effective 1 January 2002. Prior to this date, intangible assets including goodwill were amortized over their estimated useful lives. SFAS 142 requires that goodwill and other intangible assets with indefinite lives be no longer amortized but instead are tested for impairment annually. At 31 December 2004 and 2003, the recorded goodwill has not been impaired.

NKF Electronics has recorded €259 of amortization expense during both years ended 31 December 2004 and 2003 related to the customer list. At 31 December 2004 and 2003 the unamortized balances were as follows.

	31 December, 2004	31 December, 2003
Goodwill and intangibles under Dutch GAAP	—	—
Intangible asset (customer list) under U.S. GAAP	1,229	1,488
Goodwill under U.S. GAAP	1,238	1,238

Dutch GAAP - U.S. GAAP adjustment	2,467	2,726

Additional US GAAP Disclosures

Fixed Assets

	31 December, 2004	31 December, 2003

Fixed assets in accordance with Dutch GAAP	728	453
Capitalized development costs (b)	(728)	(453)
Capitalization of purchased software (c)	164	55

Fixed assets in accordance with U.S. GAAP	164	55

Statements of Cash Flow

	Year Ended 31 December, 2004	Year Ended 31 December, 2003

Operating cash flow in accordance with Dutch GAAP	2,625	(712)
Development costs capitalized under Dutch GAAP expensed under U.S. GAAP (b)	(518)	(533)
Capitalization of purchased software expensed under Dutch GAAP, capitalized under U.S. GAAP (c)	168	55

Operating cash flow in accordance with U.S. GAAP	2,275	(1,190)
Cash flow from investing activities in accordance with Dutch GAAP	(571)	(570)
Development costs capitalized under Dutch GAAP expensed under U.S. GAAP (b)	518	533
Capitalization of purchased software expensed under Dutch GAAP, capitalized under U.S. GAAP (c)	(164)	(55)

Cash flow from investing activities in accordance with U.S. GAAP	(217)	(92)

New U.S. Accounting Pronouncements

The following sets forth significant U.S. accounting pronouncements that have been issued and not adopted by NKF Electronics since the standards are not yet effective.

Statement of Financial Accounting Standard No. 151, Inventory Costs

In November 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard No. 151, Inventory Costs. This Statement amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The provisions of this Statement will be effective for NKF Electronics beginning with its fiscal year ending 2006. NKF Electronics is currently evaluating the impact this new Standard will have on its operations, but believes that it will not have a material impact on its financial position or results of operations.

Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment

Also in December 2004, the FASB issued Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment. This Statement requires that the cost resulting from all share-based transactions be recorded in the financial statements. The Statement establishes fair value as the measurement objective in accounting for share-based payment arrangements and requires all entities to apply a fair-value-based measurement in accounting for share-based payment transactions with employees. The Statement also establishes fair value as the measurement objective for transactions in which an entity acquires goods or services from nonemployees in share-based payment transactions. The Statement replaces FASB Statement No. 123, Accounting for Stock-Based Compensation and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees. The provisions of this Statement will be effective for NKF Electronics beginning with its fiscal year ending 2006. Subsequent to the sale of NKF Electronics to Optelecom, Inc. on 8 March, 2005 there are no share-based payments with employees and as such this new Standard will not have any impact on NKF Electronics’ financial position or results of operations.

Report of Independent Auditors

To the Management of

NKF Electronics

and the Board of Directors of

Draka Holding, N.V.

We have audited the accompanying special purpose carve-out balance sheets of NKF Electronics, a former business of Draka Holding N.V., as of December 31, 2004 and 2003 and the related special purpose carve-out statements of income and cash flows for each of the years in the two-year period ended December 31, 2004. These special purpose carve-out financial statements are the responsibility of NKF Electronics management. Our responsibility is to express an opinion on these special purpose carve-out financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the Netherlands and the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of NKF Electronics’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the special purpose carve-out financial statements referred to above present fairly, in all material respects, the financial position of NKF Electronics as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2004, in conformity with generally accepted accounting principles in the Netherlands.

Accounting principles generally accepted in the Netherlands vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note 22 to the special purpose carve-out financial statements.

The Hague, the Netherlands

May 23, 2005

KPMG Accountants N.V.